UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

ECOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168413	27-2692640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Jericho Turnpike, Suite 110 Jericho, NY	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 465-3964

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: 646.502.5900

F: 646.826.9200

pmagri@magrilaw.com

www.magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2015, Ecosciences, Inc., a Nevada corporation (the “Company”), through its wholly-owned subsidiary Eco-Logical Concepts, Inc., a New York corporation, entered into an International Master Distributor Agreement (the “Distributor Agreement”) with Eco Logic Limited, a New Zealand corporation (“Eco Logic”). Pursuant to the Distributor Agreement, the Company appointed Eco Logic as the sole distributor of the Company’s range of products for use in the biological treatment of wastewater products in (i) all of the countries on the African continent and surrounding Indian Ocean Island; (ii) the countries of the Southwest Pacific (collectively referred to as Australasia); (iii) Germany and (iv) The Netherlands. The Company sells its bio-remediation products to distributors who then resell them to end user customers.

Under the Distributor Agreement, the Company shall invoice Eco Logic each time products are shipped. The term of the agreement is five years which shall be automatically renewed for successive five year terms if not otherwise terminated in accordance with the Agreement.

A copy of the Distributor Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 25, 2015, the Company issued a press release announcing the execution of the International Master Distributor Agreement. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 is being furnished, not filed, pursuant to Item 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description:

10.1	International Master Distributor Agreement, dated August 13, 2015, between Eco-Logical Concepts, Inc., a New York corporation and a wholly owned subsidiary of Ecosciences, Inc., and Eco Logic Limited, a New Zealand corporation.

99.1	Press Release, dated August 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOSCIENCES, INC.

Dated: August 25, 2015	By:	/s/ Joel Falitz
Joel Falitz
Chief Executive Officer, President, Secretary & Treasurer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)